                                                                    Exhibit 10.1

                                                           March 27, 2008

NovaStar Mortgage, Inc.
NovaStar Certificates Financing LLC
NovaStar Certificates Financing Corporation
NFI Repurchase Corporation
NMI Repurchase Corporation
NMI Property Financing, Inc.
HomeView Lending, Inc.
NovaStar Financial, Inc.
NFI Holding Corporation
8140 Ward Parkway,
Suite 300
Kansas City, Missouri 64114

         Re:  Master Repurchase Agreements Waiver

     Reference is made to those certain Master  Repurchase  Agreements listed on
Schedule I attached hereto (the  "Agreements").  Capitalized  terms used in this letter agreement  without  definition have the meanings  ascribed to them in the
Agreements.

     Effective  as of the date  hereof  and until  April 30,  2008 (the  "Waiver
Period") and subject to the limitations set forth herein, each Buyer hereby:

         A.    1.   Agrees  not  to  enforce  the   requirements   for  NovaStar
                    Financial,  Inc.  ("NFI") to  maintain  a required  Adjusted
                    Tangible Net Worth under the Agreements;

               2.   Waives  any breach  and/or  any event of default  that would otherwise  arise under the Agreements  solely as a result of the failure of NFI to have the  required  Adjusted  Tangible
                    Net Worth specified in the Agreements; or

               3.   Agrees that in the Monthly  Certificates  delivered  by NFI,
                    NFI may carve-out the  certification  solely relating to the
                    Adjusted  Tangible Net Worth for the previous month and each
                    Buyer hereby  waives any breach and/or event of default that would  otherwise  arise under the  Agreements as a result of such carve-out from the Monthly Certifications.

         B.    1.   Agrees,  during  the  Waiver  Period,  not  to  enforce  the requirement that NovaStar  Financial,  Inc. ("NFI") maintain
                    Liquidity  in  an  amount  not  less  than   $30,000,000  as
                    specified under the

                    Agreements;  provided that NFI agrees to maintain  Liquidity
                    (taking  into  account  required  haircuts) in an amount not less than $9,500,000;

               2.   Waives  any breach  and/or  any event of default  that would otherwise  arise under the Agreements  solely as a result of the  failure of NFI to maintain  Liquidity  in an amount not less than  $30,000,000  during the Waiver  Period;  provided that NFI  maintains  Liquidity  in an  amount  not less than
                    $9,500,000 during the Waiver Period;

               3.   Agrees that in the  Monthly  Certificates  delivered  by NFI during  the  Waiver  Period,  NFI  may  carve-out  from  the certification  the  requirement to maintain  Liquidity in an amount not less than  $30,000,000  for the  previous  month;
                    provided that NFI shall maintain  Liquidity in an amount not less than  $9,500,000  for such month and shall certify that it has maintained such amount in the Monthly Certification.

Notwithstanding  anything  to the  contrary  herein,  all parties  bound  herein acknowledge  and agree that the Buyers,  shall retain all rights and remedies in order to  enforce  any Event of  Default  or other  breach  contemplated  by the
Agreements.

     Notwithstanding the occurrence and continuance of NFI's failure to maintain the required  Adjusted  Tangible Net Worth or maintenance of Liquidity under the
Agreements  described  above,  each  Buyer is  willing  to waive  certain of its rights;  provided that each Buyer reserves the right to  unilaterally  terminate this  letter  agreement  on or prior to April 30,  2008,  without  notice to any party,  based upon the  occurrence of any Event of Default or breach that occurs under the Agreements on or after the date hereof other than the Event of Default expressly  waived by the Buyers herein.  Either Buyer's exercise of the right to terminate this letter agreement shall be effective as to both Buyers.

     Each  Buyer  hereby  expressly  reserves  all  other  rights  and  remedies available to it under the Agreements, and all rights, remedies, obligations, and liabilities  created or evinced  thereby with respect to future  breaches of, or
Defaults or Events of Default under,  the  Agreements.  Except as stated herein, the  Buyers  shall not be deemed to have  waived or  modified  any of its rights hereunder or under any other  agreement,  instrument or paper signed by NovaStar
Mortgage,  Inc.,  NovaStar  Certificates  Financing LLC,  NovaStar  Certificates
Financing Corporation,  NFI Repurchase Corporation,  NMI Repurchase Corporation,
NMI  Property  Financing,  Inc.,  HomeView  Lending,  Inc.,  NFI and NFI Holding
Corporation  (collectively,  the  "NovaStar  Parties")  unless  such  waiver  or modification  is in  writing  and  signed by the  Buyers.  Except  as  expressly provided herein, no failure or delay on the part of the Buyers in exercising any right,  power or remedy  hereunder or any of the  Agreements  shall operate as a waiver  thereof;  nor shall any single or partial  exercise  of any such  right, power or remedy preclude any other or further  exercise  thereof or the exercise of any other right, power or remedy hereunder.

This letter  agreement  shall be  construed in  accordance  with the laws of the
State of New York,  and the  obligations,  rights and  remedies  of the  parties hereunder  shall be determined  in accordance  with the laws of the State of New
York except to the extent  preempted by federal law. Any provision  hereof which
is  prohibited  or  unenforceable   in  any  jurisdiction   shall,  as  to  such
jurisdiction,   be   ineffective   to  the   extent  of  such   prohibition   or
unenforceability without invalidating the remaining provisions hereof or thereof or  affecting  the  validity or  enforceability  of such  provision in any other jurisdiction.

     The Sellers shall promptly reimburse the Buyers for all out-of-pocket costs and expenses of the Buyers in  connection  with the  preparation,  execution and delivery of this letter agreement (including,  without limitation,  the fees and expenses of counsel for the Buyers).

     This letter agreement may be executed in any number of  counterparts,  each of which (including any copy hereof delivered by facsimile) shall constitute one and the same  original  instrument,  and either  party  hereto may execute  this letter agreement by signing any such counterpart.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       Very truly yours,

                                       Wachovia Bank, N.A.,
                                           as Buyer

                                            /s/ Andrew W. Riebe
                                       By:______________________________
                                       Name:  Andrew W. Riebe
                                       Title: Director

                                       Wachovia Investment Holdings, LLC,
                                           as Buyer

                                             /s/ Goetz Rokahr
                                       By:_____________________________
                                       Name:  Goetz Rokahr
                                       Title: Vice President

Acknowledged and Agreed:

NovaStar Mortgage, Inc., as Seller and Guarantor

    /s/ Rodney E. Schwatken
By:______________________________
Name:  Rodney E. Schwatken
Title: SVP, Chief Financial Officer
       and Secretary

NovaStar Certificates Financing LLC, as Seller

     /s/ Rodney E. Schwatken
By:______________________________
Name:  Rodney E. Schwatken
Title: SVP, Chief Financial Officer and
       Secretary

NovaStar Certificates Financing Corporation, as Seller

    /s/ Rodney E. Schwatken
By:______________________________
Name:   Rodney E. Schwatken
Title:  SVP, Chief Financial Officer
        and Secretary

NFI Repurchase Corporation, as Seller

    /s/ Rodney E. Schwatken
By:______________________________
Name:  Rodney E. Schwatken
Title: SVP, Chief Financial Officer
       and Secretary

NMI Repurchase Corporation, as Seller

     /s/ Rodney E. Schwatken
By:______________________________
Name:  Rodney E. Schwatken
Title: SVP, Chief Financial Officer
       and Secretary

NMI Property Financing, Inc., as Seller

     /s/ Rodney E. Schwatken
By:______________________________
Name:  Rodney E. Schwatken
Title: SVP, Chief Financial Officer
       and Secretary

HomeView Lending, Inc., as Seller and Guarantor

    /s/ Rodney E. Schwatken
By:______________________________
Name:  Rodney E. Schwatken
Title: SVP, Chief Financial Officer
       and Secretary

NovaStar Financial, Inc., as Seller and Guarantor

     /s/ Rodney E. Schwatken
By:______________________________
Name:  Rodney E. Schwatken
Title: SVP, Chief Financial Officer
       and Secretary

NFI Holding Corporation, as Seller and Guarantor

      /s/ Rodney E. Schwatken
By:______________________________
Name:  Rodney E. Schwatken
Title: SVP, Chief Financial Officer
       and Secretary

                                   SCHEDULE I

1.   Master Repurchase  Agreement (2007 Whole Loan) dated as of May 9, 2007 (the
"Whole  Loan  Agreement"),   among  Wachovia  Bank,  National  Association,  NFI
Repurchase  Corporation,  NMI Repurchase  Corporation,  NMI Property  Financing,
Inc.,  HomeView Lending,  Inc, NovaStar Financial Inc., NFI Holding  Corporation
and NovaStar Mortgage Inc.

2.   Master Repurchase Agreement (2007 Non-investment Grade) dated as of May 31,
2007  (the  "Non-Investment   Grade  Securities   Agreement"),   among  Wachovia
Investment Holdings, LLC, Wachovia Capital Markets LLC, NovaStar Mortgage, Inc.,
NovaStar Certificates Financing LLC, and NovaStar Certificates Financing Corp.

3.   Master  Repurchase  Agreement (2007  Investment  Grade) dated as of May 31,
2007  (the  "Investment  Grade  Securities  Agreement"),  among  Wachovia  Bank,
National  Association,  Wachovia Capital Markets LLC, NovaStar  Mortgage,  Inc.,
NovaStar Certificates Financing LLC, and NovaStar Certificates Financing Corp.

4.   Master  Repurchase  Agreement  (New York) dated as of July 6, 2007 (the "NY
Agreement") between Wachovia Bank,  National  Association and NovaStar Mortgage,
Inc.